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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 21, 2000


                            PROFESSIONALS GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Michigan                     0-21223                  38-3273911
 (State or other jurisdiction   (Commission File No.)         (IRS Employer
       of incorporation)                                     Identification No.)

                2600 Professionals Drive, Okemos, Michigan 48864
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 349-6500

          (Former name or former address, if changed since last report)





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

Exhibit Reference Number                        Exhibit Description

             99.1          Press Release dated November 21, 2000.*

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* Filed herewith






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PROFESSIONALS GROUP, INC.



Date:    November 21, 2000           By:  /s/ John F. Lang
                                        ----------------------------------------
                                     Name:John F. Lang
                                     Its: Vice President, Treasurer and Chief
                                          Financial Officer (Principal Financial
                                          Officer and Principal Accounting
                                          Officer)


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                                  Exhibit Index




Exhibit No.                     Description

     99.1                       Press Release dated November 21, 2000